Exhibit 99.2 Independent Bank Corp. (INDB) (parent of Rockland Trust Company) Q4 2023 Earnings Presentation January 19, 2024

2 Company Overview Safe & Sound Customer Centric • Strong balance sheet • Prudent interest rate and liquidity risk management • Significant capital buffer • Diversified, low-cost deposit base • Experienced commercial lender with conservative credit culture • Proven operator and acquiror • Full suite of retail and commercial banking product offerings • Relationship-oriented commercial lending with strong local market knowledge • Exceptional brand awareness and reputations Attractive Market • Top performing MA-based bank with scale and density • Supported by strong economic growth and vitality in key markets served • Depth of market offers opportunities for continued growth Strong, Resilient Franchise; Well Positioned for Growth High Performing • Consistent, strong profitability • Focused on maintaining good margins • Fee income contribution from scalable wealth franchise • Efficient cost structure focused on operating leverage • History of organic capital generation

$ 54.8M Net Income $ 1.26 Diluted EPS 1.13% ROAA 7.51% ROAE 11.50% ROATCE 3 Q4 2023 Financial Highlights • Disciplined loan growth • Seasonal business deposit impact, stable consumer balances • Core NIM at 3.35% • Nonperforming asset increase; minimal charge-offs/ loss exposure • Solid fee income • Expense increase includes non-recurring and timing items • Tangible book value per share growth $1.53 • $69 million of shares repurchased Key Metrics Highlights

4 ($ in millions) Period Ended $ Increase % Increase Deposit Product Type 12/31/2023 9/30/2023 (Decrease) (Decrease) Noninterest-bearing demand deposits $ 4,567 $ 4,796 $ (229) (4.8) % Savings and interest checking deposits 5,299 5,398 (99) (1.8) % Money market deposits 2,818 2,852 (34) (1.2) % Time certificates of deposit 2,182 2,013 169 8.4% $ 14,866 $ 15,059 $ (193) (1.3) % Average Deposit Balances $ 14,984 $ 15,082 $ (98) (0.6) % Deposit Balances $ in b ill io ns Average Balances and Cost of Deposits $15.5 $15.1 $15.1 $15.0 0.59% 0.85% 1.07% 1.31% Deposits Cost of deposits Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0.0 $5.0 $10.0 $15.0 0.00% 0.50% 1.00% 1.50% Primarily business customer usage

5 Liquidity Additional Borrowing Capacity ($ in millions) Period Ended Off Balance Sheet Liquidity 12/31/2023 9/30/2023 Federal Home Loan Bank ("FHLB") $ 1,578 $ 1,789 Federal Reserve 3,078 3,074 Unpledged securites 1,188 1,188 Lines of credit 85 85 Total borrowing capacity $ 5,929 $ 6,136 Estimated uninsured $ 4,598 $ 4,730 Borrowing capacity / estimated uninsured 129% 130% Estimated uninsured less collateralized deposits $ 3,878 $ 4,030 Borrowing capacity / estimated uninsured less collateralized deposits 153% 152%

6 Securities Portfolio Available for Sale (AFS) Held to Maturity (HTM) Portfolio Composition at December 31, 2023 Book Value Fair Value Unrealized Gain/(Loss) Book Value Fair Value Unrealized Gain/(Loss) ($ in millions) U.S. government agency securities $ 230 $ 207 $ (23) $ 30 $ 29 $ (1) U.S. treasury securities 825 769 (56) 101 92 (9) Agency mortgage-backed securities 314 277 (37) 829 763 (66) Agency collateralized mortgage obligations 36 33 (3) 478 408 (70) Other 55 48 (7) 131 126 (6) Total securities $ 1,460 $ 1,334 $ (126) $ 1,569 $ 1,418 $ (152) Duration of portfolio 3.3 Years 4.8 Years Capital Impact $ % of Tangible Assets ($ in millions) Tangible capital (Non-GAAP) $ 1,892 10.31 % Less: HTM unrealized loss, net of tax (109) Tangible capital adjusted for HTM $ 1,783 9.80% ($ in m ill io ns ) Projected Cash Flows $373 $349 $593 2024 2025 2026 $0 $500 Securities as a % of Total Assets 16.2% 16.0% 15.6% 15.4% 15.1% 13.2% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q4 2024 Proforma 12.5% 15.0% 17.5%

7 Loan Balances ($ in millions) Period Ended $ Increase % Increase Loan Category 12/31/2023 9/30/2023 (Decrease) (Decrease) Commercial and industrial $ 1,580 $ 1,653 $ (73) (4.4) % Commercial real estate 8,041 7,896 145 1.8 % Commercial construction 850 965 (115) (11.9) % Small business 252 245 7 2.9 % Total commercial 10,723 10,759 (36) (0.3) % Residential real estate 2,424 2,338 86 3.7 % Home equity - first position 519 530 (11) (2.1) % Home equity - subordinate positions 579 566 13 2.3 % Total consumer real estate 3,522 3,434 88 2.6 % Other consumer 33 31 2 6.5 % Total loans $ 14,278 $ 14,224 $ 54 0.4%

8 Loan Portfolios 95% CRE & Construction Portfolio $8.9 billion Residential - Related - 34.0% Strip Malls / Retail - 19.5% Mixed Use, Primarily Office - 2.5% Office Buildings - 13.9% Industrial Warehouse - 12.6% Hotels/Motels - 8.1% Healthcare - 2.7% All Other - 6.7% C&I Portfolio $1.6 billion Retail Trade - 22.1% Real Estate/ Rental and Leasing - 15.7% Wholesale Trade - 8.8% Construction - 8.1% Administrative Support/Waste Mgmt/ Remediation Services - 7.4% Manufacturing - 5.8% Finance and Insurance - 5.3% Educational Services - 4.5% All Other (11 Sectors) - 22.3% Consumer Portfolio $3.6 billion Residential real estate - 68.2% Home equity - first position - 14.6% Home equity - subordinate positions - 16.3% Other consumer - 0.9% $8.9 $8.8 $8.9 $8.9 316% 319% 321% 319% CRE NOO CRE/Capital * Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0.0 $2.5 $5.0 $7.5 $10.0 310% 320% 330% 340% 350% * Rockland Trust Bank only; Non-owner occupied commercial real estate divided by total capital. Ratio for Q4 2023 is an estimated number. ($Bil)

9 Focal Point: Non-Owner Occupied CRE Office (inclusive of construction) 95% CRE Office - Total Portfolio ($ in millions) December 31, 2023 September 30, 2023 CRE - Mixed use, primarily office* $ 219 $ 219 CRE - Office: owner occupied 193 200 CRE - Office: non-owner occupied 1,045 1,060 *CRE - Mixed use, primarily office category includes loans with revenues from office space greater than 50%. Focus Point: Non-owner Occupied CRE Office Asset Quality As of 12/31/2023 Criticized Classified Total Avg. Loan Size $ % $ % ($ in millions) Class A $ 481 $ 12.7 $ 75.0 7.2% $ 38.5 3.7 % Class B/C 441 2.9 10.0 1.0% 2.4 0.2 % Medical Office 123 4.7 — — % — — % $ 1,045 $ 4.9 $ 85.0 8.2% $ 40.9 3.9 % Key Portfolio Characteristics • Primarily Massachusetts based • "Barbell" portfolio ◦ Top 20 loans: Avg balance = $25.8M ◦ All others (193 loans): Avg balance = $2.8M Maturity Schedule Review of Top 20 Loans • $516.1M, or 49.4% of portfolio ◦ $55.3M criticized ◦ $18.5M classified • $305.1M in Class A Category • In general, ~80% occupancy • Loans are actively managed - direct communication with borrowers 2024 2025 2026 2027 2028+ Total ($) 12% 20% 8% 13% 47% $1.045B

10 Nonperforming Loans ($ in millions) $56.2 $45.7 $39.2 $54.4 0.40% 0.32% 0.28% 0.38% NPLs ($Mil) NPL/Loan% Q1 2023 Q2 2023 Q3 2023 Q4 2023 0.30% 0.40% $0 $30 $60 Net Charge-offs/(Recoveries) ($ in millions) $0.5 $23.5 $5.6 $3.80.02% 0.67% 0.16% 0.11% Net Charge-offs (recoveries) Annualized Loss Rate Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0 $10 $20 $30 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% Asset Quality Allowance for Credit Loss & Delinquency Trends 1.14% 0.99% 0.99% 1.00% 0.27% 0.30% 0.22% 0.44% Allowance for Credit Losses/Total Loans Delinquent Loans/Total Loans Q1 2023 Q2 2023 Q3 2023 Q4 2023 0.00% 0.50% 1.00% 1.50% Charge-off and Provisioning Trends ($ in millions) $0.5 $23.5 $5.6 $3.8 $7.3 $5.0 $5.5 $5.5 Net Charge-offs (recoveries) Provision for Credit Losses Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0.0 $10.0 $20.0 $30.0

11 Net Interest Margin Analysis Net Interest Margin 3.79% 3.54% 3.47% 3.38% 3.78% 3.52% 3.47% 3.35% Reported NIM Core NIM Q1 2023 Q2 2023 Q3 2023 Q4 2023 3.20% 3.40% 3.60% 3.80% 4.00% Cumulative Loan Betas 25.4% 27.1% 27.8% 26.4% 28.3% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 25% 26% 27% 28% 29% Cumulative Deposit Betas 8.4% 12.2% 16.4% 19.7% 24.0% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 5% 10% 15% 20% 25% 12 Month Margin Outlook* Positives • Loan maturities/repricing - proceeds redeployed into higher rate environment • Securities maturities - proceeds redeployed into higher rate assets or borrowings paydowns • Fixed rate loan hedge maturities - loan yields revert back to higher floating rates Negatives • Time Deposit maturities - repricing into higher rate environment *assumes current forward Treasury curve

12 Noninterest Income ($ in thousands) Three Months Ended Noninterest Income December 31 2023 September 30 2023 Deposit account fees $ 6,126 $ 5,936 Interchange and ATM fees 4,638 4,808 Investment management 9,818 10,246 Mortgage banking income 609 739 Increase in cash surrender value of life insurance policies 2,091 1,983 Gain on life insurance benefits 180 1,924 Loan level derivative income 802 842 Other noninterest income 7,803 7,065 Total noninterest income $ 32,067 $ 33,543 $ in m ill io ns Assets Under Administration $6,145 $6,304 $6,120 $6,538 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $5,000 $6,000 $7,000 Investment management: Focal Point $ in m illi on s Gross New Assets $249 $125 $127 $138 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0 $100 $200 $300 $400 $500

13 Noninterest Expense ($ in thousands) Three Months Ended Noninterest Expense December 31 2023 September 30 2023 Salaries and employee benefits $ 56,388 $ 54,797 Occupancy and equipment expenses 13,054 12,321 Data processing and facilities management 2,423 2,404 FDIC assessment 3,942 2,727 Other noninterest expenses 24,940 25,533 Total noninterest expenses $ 100,747 $ 97,782 Efficiency Ratio - GAAP Basis 52.69% 52.13% 53.31% 56.87% Q1 2023 Q2 2023 Q3 2023 Q4 2023 40.00% 50.00% 60.00% 70.00%

14 2024 Forward Guidance Loans • 2024 full year - low single digit percentage increase • 2024 Q1: relatively flat balances Deposits • 2024 full year - low single digit percentage increase • 2024 Q1: low single digit percentage decrease Borrowings • Balances expected to fluctuate based on loan, deposit and securities cash flows Net Interest Margin • 2024 1st half: margin percentage expected in the mid-3.20's range* Asset Quality • Stabilized; Office CRE expected to drive provision requirements Non-interest Income • 2024 full year: low single digit percentage increase • 2024 Q1: relatively consistent with 2023 Q4 levels Non-interest Expense • 2024 full year - low single digit percentage increase • 2024 Q1: flat to low single digit percentage increase from 2024 Q4 levels *Based on current forward Treasury curve

This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business of the Company. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “believe,” “outlook”, “projected”, “future,” “positioned,” “continued,” “will,” “would,” “potential,” “anticipated,” “guidance,” “targeted” or similar statements or variations of such terms. Actual results may differ from those contemplated by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: • further weakening in the United States economy in general and the regional and local economies within the New England region and the Company’s market area; • the effects to the Company or its customers of inflationary pressures, labor market shortages and supply chain issues; • the instability or volatility in financial markets and unfavorable general economic or business conditions, globally, nationally or regionally, whether caused by geopolitical concerns, including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas and the possible expansion of such conflicts, recent disruptions in the banking industry, or other factors, and the potential impact of unfavorable economic conditions on the Company and its customers, including the potential for decreases in deposits and loan demand, unanticipated loan delinquencies, loss of collateral and decreased service revenues; • unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather, pandemics or other external events; • adverse changes or volatility in the local real estate market; • rising interest rates and any resultant adverse changes in asset quality, increased credit risks, decreased loan demand, and/or financing challenges, which in turn could further lead to unanticipated credit deterioration in the Company's loan portfolio, including with respect to one or more large commercial relationships; • acquisitions may not produce results at levels or within time frames originally anticipated and may result in unforeseen integration issues or impairment of goodwill and/or other intangibles; • additional regulatory oversight and related compliance costs; • changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; • higher than expected tax expense, including as a result of failure to comply with general tax laws and changes in tax laws; • changes in market interest rates for interest earning assets and/or interest bearing liabilities; • increased competition in the Company’s market areas, including competition that could impact deposit gathering, retention of deposits and the cost of deposits, increased competition due to the demand for innovative products and service offerings, and competition form non-depository institutions which may be subject to fewer regulatory constraints and lower cost structures; • adverse weather, changes in climate, natural disasters, including the risk of floods and fire; the emergence of widespread health emergencies or pandemics, any further resurgences or variants of the "COVID-19 virus", actions taken by governmental authorities in response thereto, other public health crises or man-made events, and their impact on the Company's local economies or the Company's operations; • a deterioration in the conditions of the securities markets; • a deterioration of the credit rating for U.S. long-term sovereign debt or uncertainties surrounding the federal budget; • inability to adapt to changes in information technology, including changes to industry accepted delivery models driven by a migration to the internet as a means of service delivery; • electronic or other fraudulent activity within the financial services industry, especially in the commercial banking sector; • adverse changes in consumer spending and savings habits; • the effect of laws and regulations regarding the financial services industry, including the need to invest in technology to meet heightened regulatory expectations or introduction of new requirements or expectations resulting in increased costs of compliance or required adjustments to strategy; • changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) generally applicable to the Company’s business, including any such changes in laws and regulations as a result of recent disruptions in the banking industry, and the associated costs of such changes; • the Company's potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions; • changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; • operational risks related to cyber threats, attacks, intrusions and fraud which could lead to interruptions or disruptions of the Company's operating systems, including systems that are customer facing, and adversely impact our business; and • other unexpected material adverse changes in our operations or earnings. The Company wishes to caution readers not to place undue reliance on any forward-looking statements as the Company’s business and its forward-looking statements involve substantial known and unknown risks and uncertainties described in the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q (“Risk Factors”). Except as required by law, the Company disclaims any intent or obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise. Any public statements or disclosures by the Company following this presentation which modify or impact any of the forward-looking statements contained in this presentation will be deemed to modify or supersede such statements in this presentation. In addition to the information set forth in this presentation, you should carefully consider the Risk Factors. 15 Forward Looking Statements

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This information may include operating net income and operating earnings per share ("EPS"), operating return on average assets, operating return on average common equity, operating return on average tangible common equity, core net interest margin ("core NIM" or "core margin"), tangible book value per share and the tangible common equity ratio. Operating net income, operating EPS, operating return on average assets and operating return on average common equity, exclude items that management believes are unrelated to the Company's core banking business such as merger and acquisition expenses, provision for credit losses on acquired loan portfolios, and other items, if applicable. Management uses operating net income and related ratios and operating EPS to measure the strength of the Company’s core banking business and to identify trends that may to some extent be obscured by such items. Management reviews its core margin to determine any items that may impact the net interest margin that may be one-time in nature or not reflective of its core operating environment, such as low-yielding loans originated through government programs in response to the pandemic, or significant purchase accounting adjustments, or other adjustments such as nonaccrual interest reversals/recoveries and prepayment penalties. Management believes that adjusting for these items to arrive at a core margin provides additional insight into the operating environment and how management decisions impact the net interest margin. Similarly, management reviews certain loan metrics such as growth rates and allowance as a percentage of total loans, adjusted to exclude loans that are not considered part of its core portfolio, which includes loans originated in association with government sponsored and guaranteed programs in response to the pandemic, to arrive at adjusted numbers more representative of the core growth of the portfolio and core reserve to loan ratio. Management also supplements its evaluation of financial performance with analysis of tangible book value per share (which is computed by dividing stockholders' equity less goodwill and identifiable intangible assets, or "tangible common equity", by common shares outstanding), the tangible common equity ratio (which is computed by dividing tangible common equity by "tangible assets", defined as total assets less goodwill and other intangibles), and return on average tangible common equity (which is computed by dividing net income by average tangible common equity). The Company has included information on tangible book value per share, the tangible common equity ratio and return on average tangible common equity because management believes that investors may find it useful to have access to the same analytical tools used by management. As a result of merger and acquisition activity, the Company has recognized goodwill and other intangible assets in conjunction with business combination accounting principles. Excluding the impact of goodwill and other intangibles in measuring asset and capital values for the ratios provided, along with other bank standard capital ratios, provides a framework to compare the capital adequacy of the Company to other companies in the financial services industry. These non-GAAP measures should not be viewed as a substitute for operating results and other financial measures determined in accordance with GAAP. An item which management deems to be noncore and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP performance measures, including operating net income, operating EPS, operating return on average assets, operating return on average common equity, core margin, tangible book value per share and the tangible common equity ratio, are not necessarily comparable to non-GAAP performance measures which may be presented by other companies. 16 Non-GAAP Financial Measures